UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 2006

                              ALFACELL CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-11088
                            (Commission File Number)

              DELAWARE                                 22-2369085
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation)

               225 BELLEVILLE AVENUE, BLOOMFIELD, NEW JERSEY 07003
             (Address of principal executive offices, with zip code)

                                 (973) 748-8082
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

     On August 31, 2006, Alfacell Corporation (the "Company") issued a press release announcing an update on the status of its ongoing randomized, multi-center, multi-national, confirmatory Phase IIIb registration study (the
"Study") for its lead anti-cancer drug, ONCONASE(R) (ranpirnase) for the treatment of malignant unresectable mesothelioma. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1     Press release of Alfacell Corporation dated August 31, 2006.

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



                                                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ALFACELL CORPORATION



Date:  September 7, 2006                          By:  /s/ ROBERT D. LOVE
                                                        Robert D. Love
                                                        Chief Financial Officer

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